UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Plug Power Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Securities Exchange Act of 1934 Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! PLUG POWER INC. C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 PLUG POWER INC. 2022 Annual Meeting Vote by June 29, 2022 11:59 PM ET You invested in PLUG POWER INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 30, 2022. Get informed before you vote View the Notice, Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 16, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* June 30, 2022 10:00 AM, ET The Offices of DLA Piper LLP 1251 Avenue of the Americas New York, NY 10020-1104 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. To obtain directions to attend the meeting, please email proxy@MackenziePartners.com.

www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends D86195-P75736 01) George C. McNamee 02) Gregory L. Kenausis 03) Jean A. Bua 1. Election of Class II Directors Nominees: 2. The approval of the amendment to the Plug Power Inc. 2021 Stock Option and Incentive Plan as described in the proxy statement. 3. The approval of the non-binding advisory resolution regarding the compensation of the Company’s named executive officers as described in the proxy statement. 4. The ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2022. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D86195-P75736